Exhibit 10.56

Execution Version

MASTER ASSIGNMENT AND ASSUMPTION

AND MODIFICATION AGREEMENT

THIS MASTER ASSIGNMENT AND ASSUMPTION AND MODIFICATION AGREEMENT (this “Agreement”) is made as of February 11, 2009 by and among LEHMAN BROTHERS HOLDINGS INC. (“LBHI”), CENTRAL PACIFIC BANK (“Central Pacific”), DEUTSCHE HYPOTHEKENBANK (ACTIEN-GESELLSCHAFT) (“Deutsche Hypo”), LANDESBANK BADEN-WÜRTTEMBERG, successor-in-interest to Landesbank Sachsen Girozentrale (“LBBW”), SWEDBANK AB (PUBL), NEW YORK BRANCH (“Swedbank), MH KAPALUA VENTURE, LLC (“MH Kapalua”), LBHI as agent (in such capacity, the “Agent”) and KAPALUA BAY, LLC (the “Borrower”)

Reference is made to that certain Construction Loan Agreement as modified by that certain First Omnibus Amendment to Construction Loan Documents, each as described in Annex I hereto (the “Loan Agreement”), and that certain Co-Lending Agreement dated as of February 1, 2007 among LBHI, Central Pacific, LBBW, Deutsche Hypo and Agent (the “Co-Lending Agreement”). Unless defined herein or in any Annex attached hereto, terms defined in the Loan Agreement are used herein as therein defined.

Each of the parties listed in the left hand column of Schedule I hereto (together, the “Assignors” and each, an “Assignor”), each of the parties listed in the right hand column of Schedule I hereto (together, the “Assignees” and each, an “Assignee”), the Agent and the Borrower hereby agree as follows:

Section 1.                                            Assignment of Pro Rata Interests.

1.1           The Assignors hereby sell and assign to the Assignees without recourse and without representation or warranty (other than as expressly provided herein or in the Loan Agreement), and the Assignees hereby purchase and assume from the Assignors, the Assignors’ Notes and the Pro Rata Interest in the Loan Documents specified in Column C of Schedule II hereto and the Assignor’s Notes specified in Columns A and B of Schedule II are hereby split, divided and apportioned, such that each Assignee’s Note, Pro Rata Interest, its portion of the current outstanding principal balance of the Loan and remaining undisbursed commitment to fund the balance of the Loan are as set forth on Schedule III hereto. Assignees hereby assume and undertake to perform, pay or discharge, in accordance with the terms and conditions thereof and in accordance with their Pro Rata Interest in the Loan Documents specified in Column C of Schedule III hereto, all obligations of Assignors under the Loan Documents, to the extent such obligations are to be performed, paid or discharged after the date hereof.

1.2           Each Assignor other than LBHI (i) represents and warrants that it is duly authorized by all requisite actions to enter into and perform the terms of this Agreement; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement, the other Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, the other Loan Documents, or any other instrument or document furnished pursuant thereto except as set forth in the Co-Lending Agreement; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Affiliates or the performance or observance by the Borrower of any of its obligations under the Loan Agreement, the other Loan Documents, or any other instrument or document furnished pursuant thereto except as set forth in the Co-Lending Agreement. LBHI (i) represents and warrants that the individual executing this Agreement on behalf of LBHI is duly authorized to execute this Agreement on behalf of LBHI; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement, the other Loan Documents or the Co-Lending Agreement, or in connection with the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, the other Loan Documents, or any other instrument or document furnished pursuant thereto including the Co-Lending Agreement; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Affiliates or the performance or observance by the Borrower of any of its obligations under the Loan Agreement, the other Loan Documents, or any other instrument or document furnished pursuant thereto. Attached hereto as Annex I is a true, correct and complete list of all of the Loan Documents as of the date hereof. To each Assignor’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default under the Loan Documents, except for (a) those arising as a result of entering into the Forbearance Agreement dated as of October 24, 2008 between the Borrower and Nordic/PCL and the other “Documents” (as defined therein), and actions taken pursuant thereto and (b) those arising as a result of LBHI’s failure to fund under the Loan Agreement.

1.3           Each Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Agreement; (ii) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and the Co-Lending Agreement, and has not relied on any statements or representations made by any Assignor in connection with its decision to purchase the Pro Rata Interest pursuant to this Agreement; (iii) agrees that it will, independently and without reliance upon the Assignors and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender; and (v) agrees that the interest being assigned hereunder is being acquired by it for its own account, for investment purposes only and not with a view to the public distribution thereof and without any present intention of its resale in either case that would be in violation of applicable securities laws.

1.4           Following the execution of this Agreement by the Assignors and the Assignees, an executed original hereof (together with all attachments) will be retained by the Agent for acceptance by it and recording in the records of the Agent. The effective date of this Agreement shall be the date hereof (the “Settlement Date”).

1.5           As of the Settlement Date, (i) each Assignee shall be a party to the Loan Agreement and the Co-Lending Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender under the Loan Agreement, and (ii) each Assignor shall, with respect to that portion of its interest assigned hereby relinquish its future rights and be released from its future obligations under the Loan Documents, but shall remain liable for all of its obligations that arose prior to the Settlement Date.

1.6           It is agreed that as of the Settlement Date, each Assignee shall be entitled to all interest on the disbursed amount of its Pro Rata Interest of the Loan at the rates specified in the Loan Agreement and the applicable replacement Notes issued pursuant to Section 4 of this Agreement, accruing on and after the Settlement Date and each Assignor shall be entitled to all interest on the disbursed amount of its Pro Rata Interest of the Loan at the rates specified in the Loan Agreement and the applicable Note accruing to the Settlement Date.

Section 2.                                            Consent; Assignees as Lenders and Split Note Holders.

The Assignors, the Assignees, the Agent and the Borrower hereby consent and agree, and the Assignors hereby consent pursuant to Section 8.01(a)(b) of the Co-Lending Agreement, that each Assignee shall become a “Lender” or “Split Note Holder” for all purposes of the Co-Lending Agreement and the Loan Documents as of the Settlement Date to the extent of the Pro Rata Interest in the Loan Documents assigned to and assumed by such Assignee as set forth on Schedule III hereto.

Section 3.                                            Cancellation of Commitments.

The Assignors, the Assignees, the Agent and the Borrower hereby agree that the Loan is modified as of the Settlement Date to permanently cancel the portion of commitments of the Assignors specified on Schedule IV hereto.

Section 4.                                            Cancellation of Existing Notes and Issuance of Replacement Notes.

4.1           The Assignors, the Agent and the Borrower hereby agree that Promissory Note A-1, Promissory Note A-2, Promissory Note A-3, Promissory Note A-4, Promissory Note A-5 and Promissory Note B are cancelled as of the Settlement Date effective upon the issuance of the replacement Notes pursuant to Section 4.2 of this Agreement.

4.2           The Borrower hereby agrees to issue replacement promissory notes to the Assignees on the Settlement Date as set forth in Columns A and B of Schedule III hereto. Each such replacement promissory note shall be a “Note” for purposes of the Loan Documents.

Section 5.                                            Advance by MH Kapalua to Borrower of $10,000,000.

5.1           Notwithstanding the terms of the Loan Agreement and the Co-Lending Agreement, MH Kapalua hereby agrees that on the Settlement Date immediately following the events described in Sections 1 through 4 of this Agreement, it will make an advance of a portion of its undisbursed commitment assumed pursuant to Section 1 above to Borrower in the amount of $10,000,000. Following such advance, MH Kapalua’s portion of the current outstanding principal balance of the Loan shall be $10,000,000 and its remaining undisbursed commitment shall be $10,000,000, and each Assignee’s resulting Note, Pro Rata Interest, portion of the current outstanding principal balance of the Loan and remaining undisbursed commitment to fund the balance of the Loan shall be as set forth on Schedule V hereto. The Borrower shall apply the proceeds of such advance to repay a portion of the equity loans previously made by MH Kapalua to the Borrower.

5.2           The Assignors, the Assignees, the Agent and the Borrower consent to the making of such advance. Such advance shall constitute a portion of the outstanding Loan and shall accrue interest in accordance with the terms of the Loan Agreement and the Promissory Note A-6 from and after the Settlement Date.

Section 6.                                            Partial Repayment of Promissory Note B.

6.1           Notwithstanding the terms of the Loan Agreement and the Co-Lending Agreement, the Borrower hereby agrees that on the Settlement Date immediately following the events described in Sections 1 through 5 of this Agreement, it will make a payment of $699,227.89 to Swedbank, which payment shall reduce the outstanding principal amount owed to Swedbank under its Promissory Note B to $15,036,493.66, and each Assignee’s resulting Note, Pro Rata Interest, portion of the current outstanding principal balance of the Loan and remaining undisbursed commitment to fund the balance of the Loan shall be as set forth on Schedule VI hereto. Such prepayment by Borrower shall not constitute an advance by any Lender under its commitment to fund its Loan and shall be an additional equity investment by the Borrower.

6.2           The Assignors, the Assignees and the Agent hereby consent to such repayment of the Promissory Note B.

Section 7.                                            Amendments to Co-Lending Agreement.

The Assignors, the Assignees, the Agent and the Borrower hereby agree that the Co-Lending Agreement is amended as follows:

7.1           Exhibit A to the Co-Lending Agreement is hereby replaced by Exhibit A hereto.

7.2           Exhibit B to the Co-Lending Agreement is hereby replaced by Exhibit B hereto.

7.3           Exhibit E to the Co-Lending Agreement is hereby replaced by Exhibit C hereto.

Section 8.                                            Miscellaneous.

8.1           This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission of a PDF file shall be effective delivery of a manually executed counterpart of this Agreement.

8.2           The Borrower, the Agent and each Assignor will, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices of assignments, transfers and assurances as any Assignee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto such Assignee the property and rights hereby given, granted, bargained, sold, conveyed, and/or assigned. Each Assignor and each Assignee will, do, execute, acknowledge and deliver all and every such further acts as and reasonably required for carrying out the intention or facilitating the performance of the terms of this Agreement.

8.3           This Agreement shall constitute a “Loan Document” for purpose of the Loan Documents.

8.4           THE BORROWER, THE AGENT, EACH ASSIGNOR AND EACH ASSIGNEE WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THE LOAN DOCUMENTS AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

8.5           THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION,

MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF.

8.6           TO THE GREATEST EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY THE AGENT. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT (EACH, A “PROCEEDING”), BORROWER IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE CIRCUIT COURT OF THE SECOND CIRCUIT, STATE OF HAWAII, THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF HAWAII, OR ANY FEDERAL OR STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE THE AGENT OR ANY ASSIGNOR OR ASSIGNEE FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN THE CIRCUIT COURT OF THE SECOND CIRCUIT, STATE OF HAWAII, THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF HAWAII, OR ANY FEDERAL OR STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK, MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE ADDRESS INDICATED IN THE LOAN AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF BORROWER SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

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[Signature Page to Master Assignment and Assumption and Modification Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ASSIGNORS:

LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, as debtor and debtor in possession in its Chapter 11 case in the United States Bankruptcy Court for the Southern District of New York

By:	/s/ Gerald D. Pietroforte
	Name:	Gerald D. Pietroforte
	Title:	Authorized Signatory

CENTRAL PACIFIC BANK

By:	/s/ Ryan M. Harada
	Name:	Ryan M. Harada
	Title:	Executive Vice President

DEUTSCHE HYPOTHEKENBANK (ACTIENGESELLSCHAFT)

By:	/s/ Dirk Wilke
	Name:	Dirk Wilke
	Title:	authorized officer

By:	/s/ Michael Muller
	Name:	Michael Muller
	Title:	authorized officer

LANDESBANK BADEN-WÜRTTEMBERG (successor-in-interest to Landesbank Sachsen Girozentrale)

By:	/s/ Dietmar Wilhelm
	Name:	Dietmar Wilhelm
	Title:	Vice President

By:	/s/ Nicole Schumacher
	Name:	Nicole Schumacher
	Title:	Assistant Vice President

SWEDBANK AB (PUBL), NEW YORK BRANCH

By:	/s/ John Matthews
	Name:	John Matthews
	Title:	General Manager

By:	/s/ Donald Weiss
	Name:	Donald Weiss
	Title:	Vice President

ASSIGNEES:

LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, as debtor and debtor in possession in its Chapter 11 case in the United States Bankruptcy Court for the Southern District of New York

By:	/s/ Gerald D. Pietroforte
	Name:	Gerald D. Pietroforte
	Title:	Authorized Signatory

CENTRAL PACIFIC BANK

By:	/s/ Ryan M. Harada
	Name:	Ryan M. Harada
	Title:	Executive Vice President

DEUTSCHE HYPOTHEKENBANK (ACTIENGESELLSCHAFT)

By:	/s/ Dirke Wilke
	Name:	Dirke Wilke
	Title:	authorized officer

By:	/s/ Michael Muller
	Name:	Michael Muller
	Title:	authorized officer

LANDESBANK BADEN-WÜRTTEMBERG

By:	/s/ Dietmar Wilhelm
	Name:	Dietmar Wilhelm
	Title:	Vice President

By:	/s/ Nicole Schumacher
	Name:	Nicole Schumacher
	Title:	Assistant Vice President

SWEDBANK AB (PUBL), NEW YORK BRANCH

By:	/s/ John Matthews
	Name:	John Matthews
	Title:	General Manager

By:	/s/ Donald Weiss
	Name:	Donald Weiss
	Title:	Vice President

MH KAPALUA VENTURE, LLC

By:	Marriott Two Flags, LP, its sole member

	By:	Marriott Ownership Resorts, Inc.,
its general partner

		By:	/s/ William J. Tennis
			Name:	William J. Tennis
			Title:	Vice President

AGENT:

LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, as debtor and debtor in possession in its Chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, as Agent

By:	/s/ Gerald D. Pietroforte
	Name:	Gerald D. Pietroforte
	Title:	Authorized Signatory

BORROWER:

KAPALUA BAY, LLC, a Delaware limited liability company

By:	Kapalua Bay Holdings, LLC, a Delaware limited liability company, its Managing Member

	By:	MLP KB Partner LLC, a Hawaii limited liability company, its Managing Member

		By:	Maui Land & Pineapple Company, Inc., a Hawaii corporation, Managing Member

			By:	/s/ Adele H. Sumida
				Name:	Adele H. Sumida
				Title:	Controller & Secretary

			By:	/s/ Randall H. Endo
				Name:	Randall H. Endo
				Title:	Vice President

SCHEDULE I

Assignors and Assignees

Assignors	Assignees
Lehman Brothers Holdings Inc.	Lehman Brothers Holdings Inc.

Central Pacific Bank	Central Pacific Bank

Deutsche Hypothekenbank (Actien-Gesellschaft)	Deutsche Hypothekenbank (Actien-Gesellschaft)

Landesbank Baden-Württemberg	Landesbank Baden-Württemberg

Swedbank AB (publ), New York Branch	Swedbank AB (publ), New York Branch

MH Kapalua Venture, LLC

SCHEDULE II

Notes, Pro Rata Interests, Outstanding Principal and Commitments:

Prior to Assignment and Assumption

Lender	Column A Note Class	Column B Face Amount of Note	Column C Pro Rata Interest	Column D Outstanding Principal	Column E Undisbursed Commitment
Central Pacific Bank	A-1	$30,000,000.00	8.108%	$23,603,582.32	$6,396,417.68
Landesbank Baden-Württemberg	A-2	$25,000,000.00	6.757%	$19,669,651.94	$5,330,348.06
Deutsche Hypothekenbank (Actien-Gesellschaft)	A-3	$25,000,000.00	6.757%	$19,669,651.94	$5,330,348.06
Lehman Brothers Holdings Inc.	A-4	$15,000,000.00	4.054%	$8,338,110.51	$6,661,889.49
Lehman Brothers Holdings Inc.	A-5	$255,000,000.00	68.919%	$141,747,860.32	$113,252,139.68
Swedbank AB (publ), New York Branch	B	$20,000,000.00	5.405%	$15,735,721.55	$4,264,278.45
TOTAL:		$370,000,000	100%	$228,764,578.58	$141,235,421.42

SCHEDULE III

Notes, Pro Rata Interests, Outstanding Principal and Commitments:

After Assignment and Assumption

Lender	Column A Note Class	Column B Face Amount of Note	Column C Pro Rata Interests	Column D Outstanding Principal	Column E Undisbursed Commitment
Central Pacific Bank	A-1	$36,133,081.90	10.069%	$23,603,582.32	$12,529,499.58
Landesbank Baden-Württemberg	A-2	$50,944,234.92	14.197%	$19,669,651.94	$31,274,582.98
Deutsche Hypothekenbank (Actien-Gesellschaft)	A-3	$50,944,234.92	14.197%	$19,669,651.94	$31,274,582.98
Lehman Brothers Holdings Inc.	A-4	$8,338,110.51	2.324%	$8,338,110.51	$0
Lehman Brothers Holdings Inc.	A-5	$176,747,860.32	49.255%	$141,747,860.32	$35,000,000.00
MH Kapalua Venture, LLC	A-6	$20,000,000.00	5.573%	$0	$20,000,000.00
Swedbank AB (publ), New York Branch	B	$15,735,721.55	4.385%	$15,735,721.55	$0
TOTAL:		$358,843,244.12	100%	$228,764,578.58	$130,078,665.54

SCHEDULE IV

Cancelled Commitments

Lender	Note Class	Undisbursed Commitments Cancelled
Lehman Brothers Holdings Inc.	A-4	$6,661,889.49
Lehman Brothers Holdings Inc.	A-5	$230,587.94
Swedbank AB (publ), New York Branch	B	$4,264,278.45
Total:		$11,156,755.88

SCHEDULE V

Pro Rata Interests, Outstanding Principal and Commitments

Following One-Time Advance By MH Kapalua

Lender	Column A Note Class	Column B Face Amount of Note	Column C Pro Rata Interests	Column D Outstanding Principal	Column E Undisbursed Commitment
Central Pacific Bank	A-1	$36,133,081.90	10.069%	$23,603,582.32	$12,529,499.58
Landesbank Baden-Württemberg	A-2	$50,944,234.92	14.197%	$19,669,651.94	$31,274,582.98
Deutsche Hypothekenbank (Actien-Gesellschaft)	A-3	$50,944,234.92	14.197%	$19,669,651.94	$31,274,582.98
Lehman Brothers Holdings Inc.	A-4	$8,338,110.51	2.324%	$8,338,110.51	$0
Lehman Brothers Holdings Inc.	A-5	$176,747,860.32	49.255%	$141,747,860.32	$35,000,000.00
MH Kapalua Venture, LLC (after one time advance of $10,000,000.000 pursuant to Section 5)	A-6	$20,000,000.00	5.573%	$10,000,000.00	$10,000,000.00
Swedbank AB (publ), New York Branch	B	$15,735,721.55	4.385%	$15,735,721.55	$0
TOTAL:		$358,843,244.12	100%	$238,764,578.58	$120,078,665.54

SCHEDULE VI

Pro Rata Interests, Outstanding Principal and Commitments Following

Partial Repayment of Promissory Note B

Lender	Column A Note Class	Column B Face Amount of Note	Column C Pro Rata Interests	Column D Outstanding Principal	Column E Undisbursed Commitment
Central Pacific Bank	A-1	$36,133,081.90	10.089%	$23,603,582.32	$12,529,499.58
Landesbank Baden-Württemberg	A-2	$50,944,234.92	14.225%	$19,669,651.94	$31,274,582.98
Deutsche Hypothekenbank (Actien-Gesellschaft)	A-3	$50,944,234.92	14.225%	$19,669,651.94	$31,274,582.98
Lehman Brothers Holdings Inc.	A-4	$8,338,110.51	2.328%	$8,338,110.51	$0
Lehman Brothers Holdings Inc.	A-5	$176,747,860.32	49.351%	$141,747,860.32	$35,000,000.00
MH Kapalua Venture, LLC	A-6	$20,000,000.00	5.584%	$10,000,000.00	$10,000,000.00
Swedbank AB (publ), New York Branch (after payment by Borrower of $699,227.89 pursuant to Section 6)	B	$15,036,493.66	4.198%	$15,036,493.66	$0
TOTAL:		$358,144,016.23	100%	$238,065,350.69	$120,078,665.54